SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 1996.

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-8801 NY               11-2578230
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 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

400 Rabro Drive East, Hauppauge, New York                             11788
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (516) 582-5900

                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 5. Other Events.

      Effective as of December 10, 1996, Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries, including Everest & Jennings, Inc. (collectively, the "Borrowers"), entered into a syndicated three-year senior secured revolving credit facility (the "Credit Facility") for up to $55 million of borrowings, including letters of credit and banker's acceptances, arranged by IBJ Schroder Bank & Trust Company (the "Bank"), as agent. Under the terms of the Revolving Credit and Security Agreement dated as of December 10, 1996 (the "Credit Agreement"), borrowings will, at the Company's option, bear interest at the Bank's prime rate or 2.25% above LIBOR. The proceeds from the Credit Facility will be used to (i) refinance certain existing indebtedness of the Company, including the indebtedness (x) under the terms of the Note and Warrant Agreement dated as of March 12, 1992, as amended, with John Hancock Mutual Life Insurance Company, and (y) to Chase Manhattan Bank, and (ii) provide for the nationwide roll-out of the Graham-Field Express program and for the ongoing working capital needs of the Company. The credit facility is secured by the Borrowers' receivables, inventory and proceeds thereof.

      The Credit Agreement contains certain customary terms and provisions, including limitations with respect to the incurrence of additional debt, liens, transactions with affiliates, consolidations, mergers and acquisitions, sales of assets, dividends and other distributions (other than the payment of dividends to BIL (Far East Holdings) Limited in accordance with the terms of the Company's Series B and Series C Cumulative Convertible Preferred Stock). In addition, the Credit Agreement contains certain financial covenants, which become effective as of the end of the fiscal quarter ending June 30, 1997, including a cash flow coverage and leverage ratio, and an earnings before interest and taxes covenant.

      The text of the Credit Agreement is included as Exhibit 10 to this Current Report on Form 8-K.


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

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

            (c)   Exhibits:

            10 Revolving Credit and Security Agreement dated as of December 10, 1996 (the "Revolving Credit Agreement"), by and among IBJ Schroder Bank & Trust Company (as lender and as agent), Graham-Field Health Products, Inc., Graham-Field, Inc., Graham-Field Express, Inc., Graham-Field Temco, Inc., Graham-Field Distribution, Inc., Graham-Field Bandage, Inc. Graham-Field Express (Puerto Rico), Inc., and Everest & Jennings, Inc.*

            99(a) Press Release dated December 12, 1996.

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* The Company shall furnish all omitted schedules and exhibits to the Revolving
Credit Agreement, upon the request of the Securities and Exchange Commission.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  December 20, 1996               By: /s/Richard S. Kolodny
                                           ---------------------
                                          Name:    Richard S. Kolodny
                                          Title:   Vice President, General
                                                    Counsel and Secretary


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

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------


       10     Revolving Credit and Security Agreement dated as of          __
              December 10, 1996 (the "Revolving Credit Agreement"), by and among IBJ Schroder Bank & Trust Company (as lender and as agent), Graham-Field Health Products, Inc., Graham-Field, Inc., Graham-Field Express, Inc., Graham-Field Temco, Inc., Graham-Field Distribution,
              Inc., Graham-Field Bandage, Inc. Graham-Field Express
              (Puerto Rico), Inc., and Everest & Jennings, Inc.*

      99(a)   Press Release dated December 12, 1996.                       __

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* The Company shall furnish all omitted schedules and exhibits to the Revolving
Credit Agreement, upon the request of the Securities and Exchange Commission.